UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2018

Mercedes-Benz Auto Lease Trust 2018-A
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity:  0001723535

Daimler Trust Leasing LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-208533-05	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the issuance of $1,286,253,000 principal amount of Asset Backed Notes (the “Notes”) by Mercedes-Benz Auto Lease Trust 2018-A (the “Issuer”) on January 24, 2018, attached as exhibits hereto are legality and tax matters opinions relating to such issuance.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Sidley Austin LLP regarding legality.

5.2	Opinion of Richards, Layton & Finger, P.A. regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Richards, Layton & Finger P.A. (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

	By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: January 24, 2018

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Sidley Austin LLP regarding legality.

5.2	Opinion of Richards, Layton & Finger, P.A. regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).